Exhibit 10.12

FIRST AMENDMENT TO MANAGEMENT AGREEMENTS

THIS FIRST AMENDMENT TO MANAGEMENT AGREEMENTS, dated August 6, 2012, is entered into among ROYAL SONESTA INC. (“Royal Sonesta”), CAMBRIDGE TRS, INC. (“TRS” and collectively with Royal Sonesta, “Owners”) and SONESTA INTERNATIONAL HOTELS CORPORATION (“Manager”).

RECITALS:

Owners and Manager are party to the Management Agreements listed on Schedule A, collectively, the (Management Agreements”).  Capitalized terms used in this First Amendment to Management Agreements without definition shall have the meanings given to such terms in the Management Agreements.

The Management Agreements provide that any Disputes shall, on the demand of any party to a Dispute, be resolved through binding and final arbitration as provided therein. The parties desire to amend each of the Management Agreements to modify the process for the selection of arbitrators.

NOW, THEREFORE:

Each of the Management Agreements is hereby amended by deleting the second paragraph of Section 11.17 in its entirety and replacing it with the following:

There shall be three (3) arbitrators.  If there are only two (2) parties to the Dispute, each party shall select one arbitrator within fifteen (15) days after receipt by respondent of a copy of the demand for arbitration.  Such arbitrators may be affiliated or interested persons of such parties.  If either party fails to timely select an arbitrator, the other party to the Dispute shall select the second arbitrator who shall be neutral and impartial and shall not be affiliated with or an interested person of either party.  If there are more than two (2) parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, shall each select, by the vote of a majority of the claimants or the respondents, as the case may be, one arbitrator.  Such arbitrators may be affiliated or interested persons of the claimants or the respondents, as the case may be.  If either all claimants or all respondents fail to timely select an arbitrator then such arbitrator (who shall be neutral, impartial and unaffiliated with any party) shall be appointed by the AAA.  The two (2) arbitrators so appointed shall jointly appoint the third and presiding arbitrator (who shall be neutral, impartial and unaffiliated with any party) within fifteen (15) days of the appointment of the second arbitrator.  If the third arbitrator has not been appointed within the time limit specified herein, then the AAA shall provide a list of proposed arbitrators in accordance with the Rules, and the arbitrator shall be appointed by the AAA in accordance with a listing, striking and ranking procedure, with each party having a limited number of strikes, excluding strikes for cause.

In all other respects each of the Management Agreements continues in full force and effect and unmodified.

[Signature Page Follows]

IN WITNESS WHEREOF, this First Amendment to Management Agreements has been duly executed and delivered by Owners and Manager with the intention of creating an instrument under seal.

CAMBRIDGE TRS, INC.

By:	/s/ John G. Murray
John G. Murray
President and Chief Operating Officer

ROYAL SONESTA, INC.

By:	/s/ John G. Murray
John G. Murray
President and Chief Operating Officer

SONESTA INTERNATIONAL HOTELS CORPORATION

By:	/s/ William J. Sheehan
William J. Sheehan
President and Chief Executive Officer

SCHEDULE A

Management Agreements

Management Agreement between Sonesta Acquisition Corp. (now known as Sonesta International Hotels Corporation) and Cambridge TRS, Inc., dated as of January 31, 2012. (Cambridge, MA)

Management Agreement between Sonesta International Hotels Corporation and Royal Sonesta, Inc., dated as of January 31, 2012 (New Orleans, LA)

Management Agreement between Sonesta International Hotels Corporation and Cambridge TRS, Inc., dated as of April 23, 2012.  (Hilton Head, SC)

Management Agreement between Sonesta International Hotels Corporation and Cambridge TRS, Inc., dated as of May 31, 2012.  (Baltimore, MD)

Management Agreement between Sonesta International Hotels Corporation and Cambridge TRS, Inc., dated as of June 12, 2012.  (Burlington, MA)

Management Agreement between Sonesta International Hotels Corporation and Cambridge TRS, Inc., dated as of June 18, 2012.  (Philadelphia, PA)

Management Agreement between Sonesta International Hotels Corporation and Cambridge TRS, Inc., dated as of July 6, 2012 (effective July 9, 2012).  (Orlando, FL)

Management Agreement between Sonesta International Hotels Corporation and Cambridge TRS, Inc., dated as of July 16, 2012.  (Houston, TX)

Management Agreement between Sonesta International Hotels Corporation and Cambridge TRS, Inc., dated as of July 25, 2012.  (Andover, MA)

Management Agreement between Sonesta International Hotels Corporation and Cambridge TRS, Inc., dated as of July 27, 2012.  (Malvern, PA)

Management Agreement between Sonesta International Hotels Corporation and Cambridge TRS, Inc., dated as of July 30, 2012.  (Parsippany, NJ)

Management Agreement between Sonesta International Hotels Corporation and Cambridge TRS, Inc., dated as of July 30, 2012.  (Somerset, NJ)

Management Agreement between Sonesta International Hotels Corporation and Cambridge TRS, Inc., dated as of July 30, 2012.  (Princeton, NJ)